[I-DIVI-SUMSTAT-R5R6-SUPP]
Summary Prospectus and Statutory Prospectus Supplement dated April 20, 2020

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class R5 and Class R6 Shares of the Fund listed below:

Invesco Dividend Income Fund

This supplement amends the Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and retain it for future reference.

The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summaries – Invesco Dividend and Income Fund – Fees and Expenses of the Fund” in the Statutory Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R5	R6
Management Fees[1]	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses[1]	0.14	0.06
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Fund Operating Expenses	0.65	0.57
1 Restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R5	$66	$208	$362	$810
Class R6	$58	$183	$318	$714

The following information replaces in its entirety the corresponding information appearing under the heading “Hypothetical Investment and Expense Information” in the Statutory Prospectus:

Invesco Dividend Income Fund — Class R5	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.35%	8.89%	13.63%	18.57%	23.73%	29.11%	34.72%	40.59%	46.70%	53.08%
End of Year Balance	$10,435.00	$10,888.92	$11,362.59	$11,856.86	$12,372.64	$12,910.85	$13,472.47	$14,058.52	$14,670.07	$15,308.21
Estimated Annual Expenses	$66.41	$69.30	$72.32	$75.46	$78.75	$82.17	$85.75	$89.48	$93.37	$97.43
Invesco Dividend Income Fund — Class R6	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Annual Expense Ratio[1]	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Cumulative Return Before Expenses	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Return After Expenses	4.43%	9.06%	13.89%	18.93%	24.20%	29.70%	35.45%	41.45%	47.72%	54.26%
End of Year Balance	$10,443.00	10,905.62	$11,388.74	$11,893.27	$12,420.14	$12,970.35	$13,544.94	$14,144.98	$14,771.60	$15,425.98
Estimated Annual Expenses	$58.26	$60.84	$63.54	$66.35	$69.29	$72.36	$75.57	$78.92	$82.41	$86.06

1 Your actual expenses may be higher or lower than those shown.